Mariner Hyman Beck Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: MHBIX)

Class A Shares (Symbol: MHBAX)

Class C Shares (Symbol: MHBCX)

Supplement dated March 14, 2014

to the Prospectus and Statement of Additional Information (“SAI”) dated April 1, 2013

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

At an in-person meeting held on January 28-29, 2014 the Board of Trustees of Northern Lights Fund Trust II approved changing the name of the “Mariner Hyman Beck Fund”. Effective March 17, 2014, the “Mariner Hyman Beck Fund” is renamed the “Mariner Managed Futures Strategy Fund”.   The Fund’s investment objective, policies and strategies remain unchanged.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 1, 2013, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-542-4642.